                                                                   EXHIBIT 10.24

                            AMENDMENT NO.3 AND WAIVER

         This Amendment No. 3 and Waiver (the "Amendment"), dated as of March 17, 2003 among MediaNews Group, Inc. (the "Borrower"), the banks listed on the signature pages hereof (each a "Bank", and collectively, the "Banks") and the Bank of New York, as administrative agent (the "Administrative Agent").

                                   WITNESSETH:

         WHEREAS, the Borrower, the Banks, the Administrative Agent the Syndication Agent, the Documentation Agent and the Co-Documentation Agent are parties to the Credit Agreement dated as of May 12, 1999, as amended and restated as of January 2, 2001 (as amended prior to the date hereof, the "Agreement") (capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Agreement); and

         WHEREAS, the Borrower intends to contribute the assets of Carlsbad Publishing Company, Las Cruces Publishing Company, Northwest New Mexico Publishing Company and New Mexico-Texas MediaNews Group Interactive, Inc. (collectively, the "New Mexico Subsidiaries") to [Texas/New Mexico Newspapers Partnership], a Delaware general partnership (the "New Mexico Partnership") in exchange for a general partnership interest in the New Mexico Partnership (the "New Mexico Transaction") being issued to New Mexico-Texas MediaNews LLC, a Delaware limited liability company and an indirect wholly-owned Restricted Subsidiary of the Borrower (the "New Mexico LLC"), on the terms and conditions contained in (i) the Contribution Agreement by and among Gannett Texas L.P., the New Mexico Subsidiaries and the New Mexico Partnership and (ii) the Partnership Agreement by and between Gannett Texas L.P. and the New Mexico LLC (the "New Mexico Transaction Documents"); and

         WHEREAS, the New Mexico Transaction would, but for the waivers contained herein, be prohibited under certain negative covenants contained in
Section 4.10 of the Agreement (Disposition of Assets) and Section 4.11 of the Agreement (Investments); and

         WHEREAS, the Borrower has requested, and the Required Banks and the Administrative Agent have agreed to, the amendments to, and the waiver of certain of the Banks' rights under, the Agreement more fully set forth herein; and

         WHEREAS, such amendments and waivers shall be of benefit, either directly or indirectly, to the Borrower;

         NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Waivers Regarding New Mexico Transaction. Upon and after the Amendment Effective Date, the Banks hereby waive Sections 4.10 and 4.11 of the Agreement solely to permit the consummation of the New Mexico Transaction on the terms and conditions contained in the New Mexico Transaction Documents.


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         2. Agreement with respect to New Mexico Transaction. The Banks hereby agree and acknowledge that the Investments resulting from the consummation of the New Mexico Transaction shall not constitute a utilization of any portion of the aggregate amount of Investments permitted under Section 4.11(h) of the Agreement.

         3. Amendments. Upon and after the Amendment Effective Date (as defined in Section 5 hereof), Section 11.01 (Defined Terms) of the Agreement shall be amended by restating subsection (C) of the definition of "Operating Cash Flow" to read in its entirety as follows:

                  "(C) the lesser of (i) dividends received in cash from any Person (other than each JOA) not constituting a Restricted Subsidiary hereunder for such period and (ii) the Borrower's and its Restricted Subsidiaries' percentage interest in the operating cash flow of such Person;".

         4. Representations and Warranties. In order to induce the Banks to agree to the amendments set forth herein, the Borrower makes the following representations and warranties, which shall survive the execution and delivery of this Amendment:

         (a) As of the date first referenced above, no Default has occurred and is continuing or would exist immediately after giving effect to (i) the amendments and waivers set forth herein or (ii) the consummation of the New Mexico Transaction; and

         (b) Each of the representations and warranties set forth in Article 3 of the Agreement are true and correct as though such representations and warranties were made at and as of the Amendment Effective Date (as defined in Section 5 hereof), except to the extent that any such representations or warranties are made as of a specified date or with respect to a specified period of time, in which case such representations and warranties shall be made as of such specified date or with respect to such specified period. Each of the representations and warranties made under the Agreement (including those made herein) shall survive to the extent provided therein and not be waived by the execution and delivery of this Amendment.

         5. Effectiveness. This Amendment shall become effective as of the date first referenced above on the date (the "Amendment Effective Date") on which (a) the Administrative Agent shall have received from the Borrower payment in full of all costs and expenses payable at or prior to such time pursuant to Section 6 hereof, or arrangements satisfactory to the Administrative Agent with respect to the payment of such costs and expenses shall have been made, (b) the Administrative Agent shall have received from the New Mexico LLC a Subsidiary Guaranty Supplement and a Pledge Agreement, modified to include as Collateral the New Mexico LLC's general partnership interest in the New Mexico Partnership, each duly executed by the New Mexico LLC, (c) the Administrative Agent shall have received from the Borrower a certified copy of the limited liability company agreement of the New Mexico LLC and a certified copy of each of the New Mexico Transaction Documents and (d) the Administrative Agent shall have received this Amendment, executed and delivered by the Borrower, the Required Banks and the Administrative Agent.

         6. Payment of Expenses. The Borrower hereby agrees to pay all reasonable costs



                                       2
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         and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and any other documents or instruments which may be delivered in connection herewith, including, without limitation, the reasonable fees and expenses of Akin Gump Strauss Hauer & Feld LLP, special counsel for the Administrative Agent.

                  7. Counterparts. This Amendment may be executed in counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument.

                  8. Ratification. The Agreement, as amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects confirmed, approved and ratified.

                  9. Governing Law. The rights and duties of the Borrower, the Banks and the Administrative Agent under this Amendment shall, in accordance with New York General Obligations Law Section 5-1401, be governed by the law of the State of New York.

                  10. Reference to Agreement. From and after the Amendment Effective Date, each reference in the Agreement to "this Agreement," "hereof," "hereunder" or words of like import, and all references to the Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature, shall be deemed to mean the Agreement as modified and amended by this Amendment.



                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first written above.


                                   MEDIANEWS GROUP, INC., as Borrower

                                   By:    /s/ JAMES MCDOUGALD
                                          ----------------------------------
                                   Name:  James McDougald
                                   Title: Treasurer


                                   THE BANK OF NEW YORK,
                                   as Administrative Agent and as a Bank


                                   By:    /s/ CYNTHIA L. ROGERS
                                          ----------------------------------
                                   Name:  Cynthia L. Rogers
                                   Title: Vice President


                                   BANK OF AMERICA, N.A., formerly BANK OF
                                   AMERICA NT & SA., as Syndication Agent and as a Bank


                                   By:    /s/ DERRICK C. BELL
                                          ----------------------------------
                                   Name:  Derrick C. Bell
                                   Title: Principal


                                   FIRST UNION NATIONAL BANK,
                                     as Documentation Agent and as a Bank


                                   By:    /s/ BRUCE LOFTIN
                                          ----------------------------------
                                   Name:   Bruce Loftin
                                   Title:  Managing Director


                                   FLEET NATIONAL BANK,
                                     as Co-Documentation Agent and as a Bank


                                   By:    /s/ SRBUI SEFERIAN
                                          ----------------------------------
                                   Name:   Srbui Seferian
                                   Title:  Vice President

                                   DEUTSCHE BANK TRUST COMPANY AMERICAS
                                   (f.k.a. BANKERS TRUST COMPANY),
                                   as a Bank


                                   By:    /s/ SUSAN LEFEVRE
                                          ----------------------------------
                                   Name:  Susan LeFevre
                                   Title: Director



                                   CIBC INC.,
                                     as a Bank


                                   By:
                                          ----------------------------------
                                   Name:
                                   Title:


                                   CREDIT LYONNAIS NEW YORK BRANCH,
                                     as a Bank


                                   By:    /s/ ATTILA KOC
                                          ----------------------------------
                                   Name:  Attila Koc
                                   Title: Senior Vice President


                                   KEY CORPORATE CAPITAL INC.,
                                     as a Bank


                                   By:    /s/ LAURA E. FINLIN
                                          ----------------------------------
                                   Name:  Laura E. Finlin
                                   Title: Assistant Vice President


                                   MELLON BANK, N.A.,
                                     as a Bank


                                   By:    /s/ RAGHUNATHA REDDY
                                          ----------------------------------
                                   Name:  Raghunatha Reddy
                                   Title: Lending Officer

                                   PNC BANK NATIONAL ASSOCIATION,
                                     as a Bank


                                   By:
                                          ----------------------------------
                                   Name:
                                   Title:


                                   WELLS FARGO BANK N. A.,
                                     as a Bank

                                   By:    /s/ CATHERINE M. JONES
                                          ----------------------------------
                                   Name:  Catherine M. Jones
                                   Title: Vice President


                                   CITIZENS BANK.
                                     as a Bank


                                   By:    /s/ FRANK J. GRUETER, III
                                          ----------------------------------
                                   Name:   Frank J. Grueter, III
                                   Title:  Senior Vice President


                                   MIZUHO CORPORATE BANK, LTD.,
                                     as a Bank


                                   By:    /s/ RAYMOND VENTURA
                                          ----------------------------------
                                   Name:  Raymond Ventura
                                   Title: Senior Vice President


                                   DAI-ICHI KANGYO BANK, LTD.,
                                     as a Bank


                                   By:
                                          ----------------------------------
                                   Name:
                                   Title:


                                   THE BANK OF NOVA SCOTIA,
                                     as a Bank


                                   By:    /s/ BRENDA S. INSULL
                                          ----------------------------------
                                   Name:  BRENDA S. INSULL
                                   Title: AUTHORIZED SIGNATORY

                                   BALLYROCK CD1,
                                     as a Bank

                                   By:  Ballyrock Investment Advisors LLC, as
                                        Collateral Manager


                                   By:
                                          ----------------------------------
                                   Name:
                                   Title:


                                   NUVEEN SENIOR INCOME FUND,
                                     as a Bank

                                   By:  Nuveen Senior Loan Asset Management Inc.


                                   By:
                                          ----------------------------------
                                   Name:
                                   Title: